SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                        Current Report Pursuant
                   to Section 13 or 15 (d)  of  the
                    Securities Exchange Act of 1934


           Date of report (Date of earliest event reported)  December 16, 1996


                      Unico American Corporation
        (Exact Name of Registrant as Specified in Its Charter)



                              Nevada
            (State or other Jurisdiction of Incorporation)

        0-3978                                         95-2583928
(Commission File Number)                  (I.R.S. Employer Identification No.)


23251 Mulholland Drive, Woodland Hills, CA                       91364
(Address of Principal Executive Offices)                       (Zip Code)


                             818-591-9800
          (Registrants Telephone Number, Including Area Code)


     (Former Name or Former Address, if changed Since Last Report)

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Item 8. Change in Fiscal Year

On December 16, 1996, The registrant determined to change the date of its fiscal year end to December 31 effective December 31, 1996. A Form 10-K will be filed covering the transition period ending December 31, 1996.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                   Unico American Corporation
                                        (Registrant)

Date   December 17, 1996              By  /s/ Lester A. Aaron

                                              Lester A. Aaron
                                              Treasurer and Chief
                                              Financial Officer